UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

First California Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 17, 2010

Dear Stockholders:

We cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) of First California Financial Group, Inc. The meeting will be held on Wednesday, March 3, 2010, at 10:00 a.m. local time at 3027 Townsgate Road, Suite 300, Westlake Village, California 91361.

At the Special Meeting, stockholders will be asked to vote on a proposal to approve an increase in the number of our authorized shares of common stock. Our Board of Directors unanimously approved the proposal and recommends that our stockholders vote for the proposal. Many of our directors and officers will be present at the Special Meeting to respond to questions that you may have.

Please read the attached proxy statement carefully for information about the matters you are being asked to consider and vote upon. Your vote is very important to us. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

We look forward to seeing you at the meeting.

Sincerely,

Robert E. Gipson	C. G. Kum
Chairman of the Board	President and Chief Executive Officer

This proxy statement is being mailed to stockholders on or about February 17, 2010.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held March 3, 2010

The Special Meeting of stockholders will be held on Wednesday, March 3, 2010, at 10:00 a.m. local time at 3027 Townsgate Road, Suite 300, Westlake Village, California 91361.

At the Special Meeting we will ask you to consider and act upon the following matters:

(1)	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.01 per share, from 25,000,000 shares to 100,000,000 shares; and

(2)	To transact any other business that may properly be presented at the Special Meeting.

If you owned common stock of First California Financial Group, Inc. on February 12, 2010, the record date, you are entitled to attend and vote at the Special Meeting.

By Order of the Board of Directors,

3027 Townsgate Road Suite 300 Westlake Village, CA 91361 February 17, 2010	Joseph N. Cohen Corporate Secretary

YOUR VOTE IS VERY IMPORTANT, AND WE ENCOURAGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING, AND YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON.

Page
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
Why am I receiving these materials?	1
What am I voting on?	1
Who is entitled to vote?	1
How do I vote?	1
May I revoke my proxy?	2
What does it mean if I receive more than one Proxy Card?	2
What information is contained in this Proxy Statement?	2
How many votes may be cast at the Special Meeting?	2
How many shares do you need to hold the Special Meeting (what are the quorum requirements)?	2
How many votes are required for the proposal?	3
How does the Board recommend that I vote?	3
What are broker non-votes and how are they treated?	3
Who will pay for the costs of this proxy solicitation?	3

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5

PROPOSAL 1—APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 SHARES to 100,000,000 SHARES	8

WHERE YOU CAN FIND MORE INFORMATION	10

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING	10

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 3, 2010	11

OTHER MATTERS	11

i

FIRST CALIFORNIA FINANCIAL GROUP, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

to be held Wednesday, March 3, 2010

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed Proxy Card because you own shares of common stock of First California Financial Group, Inc. (“First California” or the “Company”). Your proxy is being solicited by the Board of Directors of First California (the “Board”). This Proxy Statement provides you with information that will help you cast your vote at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card.

When you sign the Proxy Card, you appoint each of John W. Birchfield and Thomas Tignino, directors of First California, as your representatives at the Special Meeting (that is, your proxies). Mr. Birchfield and Mr. Tignino will vote your shares at the Special Meeting as you have instructed them on your Proxy Card(s). If an issue comes up for vote at the Special Meeting that is not on the Proxy Card, Mr. Birchfield or Mr. Tignino will vote your shares, under your proxy, in accordance with his judgment.

We first mailed this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Card on or about February 17, 2010 to all stockholders entitled to vote. Stockholders who own shares of our common stock on February 12, 2010 (the “Record Date”) are entitled to vote. On the Record Date, there were 11,622,048 shares of our common stock outstanding.

What am I voting on?

You are voting to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 25,000,000 shares to 100,000,000 shares (and correspondingly, to increase the total number of authorized shares of all classes of capital stock from 27,500,000 shares to 102,500,000 shares, which includes 2,500,000 authorized shares of preferred stock, par value $0.01 per share). You will also be entitled to vote on any other business that properly comes before the Special Meeting or any adjournments thereof.

Who is entitled to vote?

Only holders of record of the common stock at the close of business on the Record Date, February 12, 2010, will be entitled to notice of and vote at the Special Meeting.

How do I vote?

You may vote by mail

Whether or not you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct. If you return a signed Proxy Card but do not provide voting instructions, your shares will be voted “FOR” the proposed amendment to our Amended and Restated Certificate of Incorporation.

If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you should receive a proxy from your bank or brokerage firm asking you how you want to vote your shares. If you do not, you may contact such bank or brokerage firm in whose name your shares are registered and obtain a proxy from them. Please refer to the information in the materials provided by your bank or brokerage firm for an explanation of how to change or revoke your vote and of the effect of not indicating a vote. Brokers do not have the discretion to vote on proposals considered “non-routine” and will only vote on such proposals at the direction of the underlying beneficial owners of the shares of common stock. Accordingly, if you do not instruct your broker to vote your shares, your broker will not have the discretion to vote your shares.

You may vote in person at the Special Meeting

You may attend the Special Meeting and vote in person. If you hold your shares in “street name”, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

If you have returned your signed Proxy Card, you may revoke it at any time before it is exercised. You may revoke your Proxy Card in any one of three ways:

•	You may send in another Proxy Card with a later date;

•	You may notify First California Financial Group, Inc.’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•	You may vote in person at the Special Meeting.

What does it mean if I receive more than one Proxy Card?

If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate Proxy Cards for each account. Please sign and return all Proxy Cards to ensure that all your shares are voted.

What information is contained in this Proxy Statement?

This information relates to the proposal to be voted on at the Special Meeting, the voting process and certain other information required to be disclosed in this Proxy Statement.

How many votes may be cast at the Special Meeting?

As of the Record Date, we had 11,622,048 shares of common stock outstanding and entitled to vote. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Special Meeting. For information regarding security ownership by the beneficial owners of more than 5% of our common stock and by management, see “Security Ownership of Certain Beneficial Owners and Management.”

How many shares do you need to hold the Special Meeting (what are the quorum requirements)?

Shares representing a majority of our outstanding shares of common stock on the Record Date must be present in person or by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a quorum. Accordingly, a quorum for our Special Meeting is 5,811,025 votes.

Shares are counted as present at the Special Meeting if the stockholder either:

•	is present at the meeting, or

•	has properly submitted a Proxy Card.

How many votes are required for the proposal?

Proposal 1: Approval of Amendment to the Amended and Restated Certificate of Incorporation

This proposal will be approved if a majority of the shares of common stock outstanding as of the Record Date are cast for it. Failure to vote, broker non-votes and abstentions will have the same effect as a vote against this proposal.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote “FOR” the approval of the proposal presented at this Special Meeting.

What are broker non-votes and how are they treated?

If you hold your shares in “street name” through a broker or other nominee, whether the broker may vote your shares in its discretion depends on the proposals before the meeting. Proposals that are considered “non-routine” cannot be voted unless you specifically instruct your broker. The proposal being presented at the Special Meeting is a “non-routine matter.” Accordingly, if your broker has not received your voting instructions with respect to this non-routine proposal, your broker cannot vote your shares on the proposal. This is referred to as a “broker non-vote.”

Who will pay for the cost of this proxy solicitation?

We pay to distribute and solicit proxies and we reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses for forwarding proxy materials to stockholders. Our directors, officers and regular employees may solicit proxies in person, through mail, by telephone or through other means. We do not pay those individuals additional compensation for soliciting proxies.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain forward-looking information about the Company that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, those statements using words or phrases such as “believes,” “assumes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain,” “pattern” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, or implied or projected by, such forward-looking statements. The Company assumes no obligation to update such forward-looking statements, except as required by law. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other reports filed by it with the Securities and Exchange Commission (“SEC”). The documents filed by the Company with the SEC may be obtained at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: First California Financial Group, Inc., 3027 Townsgate Road, Suite 300, Westlake Village, CA 91361. Attention: Investor Relations. Telephone (805) 322-9655.

We do not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of February 12, 2010 regarding our common stock and our Series A Convertible Perpetual Preferred Stock, or “Series A Preferred Stock,” owned by: (1) each person we know to beneficially own more than 5% of the outstanding common stock or outstanding Series A Preferred Stock; (2) each of our directors; (3) each of our named executive officers; and (4) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned. The Series A Preferred Stock is included in the table below; however, the Series A Preferred Stock is not entitled to vote at the Special Meeting.

The Company also has issued and outstanding 25,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, or “Series B Preferred Stock”. All of the Series B Preferred Stock was issued to the United States Department of the Treasury (the “Treasury”) on December 19, 2008 in connection with the Company’s participation in the Treasury’s Troubled Asset Relief Program—Capital Purchase Program (“CPP”). The Treasury is the beneficial owner of 100% of the issued and outstanding shares of Series B Preferred Stock, and therefore, no further disclosure with respect to the Series B Preferred Stock is contained in the table below. The Series B Preferred Stock is not entitled to vote at the Special Meeting.

Except as indicated, the address of each person listed below is c/o First California Financial Group, Inc., 3027 Townsgate Road, Suite 300, Westlake Village, California 91361.

Name of Beneficial Owners	Amount of Beneficial Ownership of Common Stock(1)	Approximate Percentage of Outstanding Shares	Amount of Beneficial Ownership of Series A Preferred Stock(18)	Approximate Percentage of Outstanding Series A Preferred Stock(18)
Directors and Executive Officers:
Richard D. Aldridge(2)(3)	1,424,795	12.26%	0	*
Donald E. Benson(4)	85,248	*	0	*
John W. Birchfield(3)(5)	1,475,131	12.69%	0	*
Joseph N. Cohen(6)	10,622	*	0	*
Robert E. Gipson(6)	47,780	*	0	*
Antoinette T. Hubenette, M.D.(6)	14,997	*	0	*
Syble R. Roberts(7)	408,711	3.52%	0	*
Thomas Tignino(8)	12,867	*	0	*
Sung Won Sohn, Ph.D.	—	*	0	*
C. G. Kum(9)	168,467	1.45%	0	*
Romolo Santarosa(10)	43,992	*	0	*
Cheryl Knight(11)	11,866	*	0	*
William A. Schack(12)	5,861	*	0	*
Edmund Sahakian(13)	10,352	*	0	*
Donald W. Macaulay(14)	1,000	*	0	*
All directors and executive officers as a group (15 persons)(15)	2,853,034	24.55%	0	*

Greater than 5% stockholders not listed above:
James O. Pohlad(16)	936,942	8.06%	334	33.4%
Robert C. Pohlad(16)	936,941	8.06%	333	33.3%
William M. Pohlad(16)	936,942	8.06%	333	33.3%
Carl R. Pohlad(16)(17)	387,496	3.33%	0	*
Total Pohlad Family	3,198,321	27.52%	1,000	100%

*	Represents less than 1%.

(1)	Shares of common stock subject to options currently exercisable, or exercisable within 60 days of February 12, 2010 and shares of restricted common stock are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. Unless otherwise noted in a footnote to this table, the number of shares reflected in the table includes shares held by or with such person’s spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); shares held as custodian for minor children; or shares held in an Individual Retirement Account or pension plan as to which such person has pass-through voting rights and investment power.

(2)	This figure includes 52,469 shares held by the Brian J. Aldridge 1991 Trust and 70,180 shares held by the Tenisha M. Aldridge 1991 Trust, of which Lynda J. Aldridge, the spouse of Richard Aldridge, is the sole trustee. Includes 14,323 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options, 1,765 shares of restricted common stock which vest in three equal annual installments beginning on March 19, 2009, and 3,045 shares which vest in three equal installments beginning on February 25, 2010.

(3)	This figure includes 868,655 shares held in trusts for which Richard D. Aldridge and John W. Birchfield are co-trustees, each having full voting rights over the entire block of shares. The 868,655 shares are held as follows: 679,531 shares are held in the James O. Birchfield 1995 Trust, 47,281 shares are held in the James O. Birchfield 1995 Trust FBO Shane O. Birchfield, 47,281 shares are held in the James O. Birchfield 1995 Trust FBO Garrett W. Birchfield, 47,281 shares are held in the James O. Birchfield 1995 Trust FBO Tenisha M. Fitzgerald, and 47,281 shares are held in the James O. Birchfield 1995 Trust FBO Brian J. Aldridge.

(4)	This figure includes 1,765 shares of restricted common stock which vest in three equal annual installments beginning on March 19, 2009, and 3,045 shares which vest in three equal installments beginning on February 25, 2010. 64,187 of these shares have been pledged as security in a Merrill Lynch Margin Account.

(5)	This figure includes 66,234 shares held by the Shane O. Birchfield Trust and 43,893 shares held by the Garrett W. Birchfield Trust, of which John W. Birchfield is the sole trustee. This figure also includes 14,323 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options, 1,765 shares of restricted common stock which vest in three equal annual installments beginning on March 19, 2009, and 3,045 shares which vest in three equal installments beginning on February 25, 2010.

(6)	Includes 2,500 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options, and 1,765 shares of restricted common stock which vest in three equal annual installments beginning on March 19, 2009, and 3,045 shares which vest in three equal installments beginning on February 25, 2010.

(7)	Includes 14,323 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options, and 1,765 shares of restricted common stock which vest in three equal annual installments beginning on March 19, 2009, and 3,045 shares which vest in three equal installments beginning on February 25, 2010.

(8)	Includes 1,765 shares of restricted common stock which vest in three equal annual installments beginning on March 19, 2009, and 3,045 shares which vest in three equal installments beginning on February 25, 2010.

(9)	Includes 103,121 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options and 13,805 shares of restricted common stock which vest in five equal annual installments beginning on February 25, 2010.

(10)	Includes 34,722 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options and 5,485 shares of restricted common stock which vest in five equal annual installments beginning on February 25, 2010.

(11)	Includes 7,721 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options and 4,145 shares of restricted common stock which vest in five equal annual installments beginning on February 25, 2010.

(12)	Includes 2,696 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options and 3,165 shares of restricted common stock which vest in five equal annual installments beginning on February 25, 2010.

(13)	Includes 5,802 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options and 4,200 shares of restricted common stock which vest in five equal annual installments beginning on February 25, 2010.

(14)	Includes 1,000 shares that may be acquired within 60 days of February 12, 2010 upon exercise of stock options.

(15)	The 868,655 shares beneficially owned by each of Richard D. Aldridge and John W. Birchfield, in their capacities as co-trustees of the James O. Birchfield trusts discussed in footnote (3) above, are included only once for purposes of this figure.

(16)	The business address is 60 South Sixth Street, Suite 3800, Minneapolis, Minnesota 55402.

(17)	Owned in two separate revocable trusts.

(18)	Each share of Series A Preferred Stock is convertible into a number of shares of common stock equal to the liquidation preference of $1,000 and any accumulated dividends thereon, divided by $5.63.

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF ALL CLASSES OF STOCK FROM 27,500,000 SHARES TO 102,500,000 SHARES AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES

Our Board has adopted a resolution approving an amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock, par value $0.01 per share, from 25,000,000 shares to 100,000,000 shares (and correspondingly, to increase the total number of authorized shares of all classes of capital stock from 27,500,000 to 102,500,000 shares, which includes 2,500,000 authorized shares of preferred stock, par value $0.01 per share). The Board determined that this amendment to the Amended and Restated Certificate of Incorporation is in our and our stockholders’ best interests and further directed that the proposed action be submitted for consideration by our stockholders at the Special Meeting.

General

If the stockholders approve the amendment, we will amend the first sentence of section (a) of Article FOURTH of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock and the authorized number of shares of common stock, as follows (deletions are indicated by strikeout and additions are indicated by underline):

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is ~~27,500,000~~ 102,500,000, of which ~~25,000,000~~ 100,000,000 shares shall be designated as common stock, $0.01 par value per share (the “Common Stock”), and 2,500,000 shares shall be designated as preferred stock, $0.01 par value per share (the “Preferred Stock”).”

The remainder of Article FOURTH will not be altered by this proposed amendment and will remain unchanged.

Such amendment would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. We intend to file such certificate of amendment immediately after the Special Meeting if the stockholders approve this proposal.

Reasons for the Proposal

The Board has determined that the proposal to increase the number of shares of authorized common stock is desirable and in the stockholders’ best interest because it would provide the Company with the ability to support its present capital needs and future anticipated growth and would provide the Company with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings, acquisitions, stock dividends, issuances under stock incentive plans and other corporate purposes. The availability of additional shares of common stock would permit the Company to undertake certain of the foregoing actions on an expedited basis.

As of February 12, 2010, the Company had issued and outstanding 11,622,048 shares of common stock, 828,412 shares of common stock issuable upon exercise of outstanding options, 476,630 shares of common stock reserved for issuance under our stock compensation plans, 300,528 shares of common stock issuable upon the conversion of our Series A Preferred Stock and 599,042 shares of common stock issuable upon the exercise of a warrant held by the Treasury. In addition, the Company has filed a registration statement with the SEC for the possible sale of up to an additional 8,625,000 shares of our common stock. If all of the shares issuable under the Company’s stock compensation plans, upon conversion of the Series A Preferred Stock and upon exercise of the warrant held by the Treasury were issued, and if the Company completed the offering of 8,625,000 shares of common stock, 22,451,660 shares of the 25,000,000 currently authorized shares of the Company’s common stock would be issued and outstanding.

However, as previously announced, in light of market conditions at the time, the Company decided to postpone the offering. The Board may decide to proceed with the offering subject to market conditions, including the then current trading price of the Company’s common stock. Assuming the availability of the additional shares of common stock, the Board would strongly consider substantially increasing the size of the offering. Other than the potential offering, the Company has no current specific plans, agreements, or understandings regarding the issuance of the additional shares.

Effect of the Proposal

Adoption of this proposal would not affect the rights of current holders of outstanding common stock. If additional authorized shares of common stock, or securities that are convertible into, or exchangeable or exercisable for shares of common stock are issued, our existing stockholders could, depending upon the price realized, experience dilution of book value per share, earnings per share and percentage ownership. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. We do not currently intend to pay a cash dividend to our common stockholders in the foreseeable future. In addition, pursuant to an informal agreement we have entered into with the Federal Reserve Bank of San Francisco (the “Reserve Bank”), we may not pay dividends without the prior approval of the Reserve Bank. The common stock has no preemptive, conversion or redemption rights or sinking fund provisions.

This proposed amendment is not intended as an anti-takeover provision. However, an increase in the authorized number of shares of common stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of us more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.

The proposal to amend Article FOURTH of the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock will be approved if a majority of shares of common stock outstanding as of the Record Date are cast for it. The failure to vote, abstentions and broker non-votes will have the same effect as a vote against this proposal, although abstentions and broker non-votes will be counted as “present” for purposes of determining a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO AMEND ARTICLE FOURTH OF OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in compliance with the Exchange Act, we file periodic reports and other information with the SEC. These reports and the other information we file with the SEC can be read and copied at the public reference room facilities maintained by the SEC in Washington, DC at 100 F Street, N.E., Washington, DC 20549. The SEC’s telephone number to obtain information on the operation of the public reference room is (800) SEC-0330. These reports and other information are also filed by us electronically with the SEC and are available at the SEC’s website, www.sec.gov.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

The Company anticipates that the next Annual Meeting of stockholders will be held in May of 2010. Any stockholder who desired to submit a proposal for inclusion in the proxy materials related to the next Annual Meeting of stockholders must have done so in writing and it must have been received at the Company’s principal executive offices on or before January 1, 2010. Any stockholder proposal submitted for inclusion in the Company’s proxy materials must comply with the requirements of Rule 14a-8 under the Exchange Act.

In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Company’s principal executive offices not later than February 26, 2010. The Company’s Bylaws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Company’s Bylaws, not earlier than January 27, 2010, and not later than February 26, 2010. Article I, Section 1.11 of the Company’s Bylaws governs submission of matters for presentation at stockholder meetings.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 3, 2010

The Notice of Special Meeting of Stockholders, this Proxy Statement, the Proxy Card and directions to the location of the Special Meeting are available to you on our website at www.fcalgroup.com.

OTHER MATTERS

Only one Proxy Statement may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to: Corporate Secretary, First California Financial Group, Inc., 3027 Townsgate Road, Suite 300, Westlake Village, California 91361. Stockholders sharing an address and currently receiving a single copy may contact our Secretary as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting our Secretary as described above.

The Board is not aware of any other business to be presented for action by the stockholders at the Special Meeting other than the matter described in this Proxy Statement and matters incident to the conduct of the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board.

By Order of the Board of Directors

Joseph N. Cohen
Corporate Secretary

Dated: February 17, 2010

PROXY

FIRST CALIFORNIA FINANCIAL GROUP, INC.

SPECIAL MEETING OF STOCKHOLDERS, MARCH 3, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

FIRST CALIFORNIA FINANCIAL GROUP, INC.

The undersigned hereby appoints John W. Birchfield, and Thomas Tignino, and each of them, the proxy or proxies of the undersigned with full powers of substitution to each to attend the Special Meeting of Stockholders of First California Financial Group, Inc. (the “Special Meeting”) to be held on March 3, 2010 at 3027 Townsgate Road, Suite 300, Westlake Village, California 91361, beginning at 10:00 a.m. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Special Meeting or any adjournments thereof.

PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLACK OR BLUE INK.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

1. Approval of amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

2. Upon such other matters as may properly come before the Special Meeting or any adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT.

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Dated:
Signature

I/we plan to attend the Meeting.
Yes ☐ No ☐	Signature if held jointly

Unless otherwise directed, this proxy will be voted “FOR” Proposal 1 and in the discretion of the proxies on all other matters properly brought before the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 3, 2010. The Notice of Special Meeting of Stockholders, the Proxy Statement, this Proxy Card and directions to the location of the Special Meeting are available to you on our website at www.fcalgroup.com.

PLEASE DATE, SIGN AND RETURN PROMPTLY.